UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 3, 2007

Premier Exhibitions, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, NE, Suite 2250, Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 842-2600

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 3, 2007, Premier Exhibitions, Inc. (the “Company”) acquired three additional full sets of human anatomy specimens for use in its BODIES exhibitions. The specimen sets were obtained by the Company pursuant to an agreement between the Company and the sole owner of The Universe Within Touring Company, LLC (the “Universe Within”), whereby the Company acquired all of the outstanding membership interests of The Universe Within. The specimen sets acquired by the Company include those presently being exhibited at the Science Museum Oklahoma, Oklahoma City, Oklahoma, the Detroit Science Center, Detroit Michigan and the Rochester Museum and Science Center, Rochester, New York.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

Date: December 3, 2007	By:	/s/ Bruce Eskowitz

President and Chief Executive Officer